Exhibit (a)(1)(I)

AMENDED LETTER OF TRANSMITTAL

TO TENDER OUTSTANDING SHARES OF COMMON STOCK

OF

ACCREDITED HOME LENDERS HOLDING CO.

PURSUANT TO THE OFFER TO PURCHASE

DATED SEPTEMBER 21, 2007

BY

LSF5 ACCREDITED MERGER CO., INC.

A WHOLLY-OWNED SUBSIDIARY OF

LSF5 ACCREDITED INVESTMENTS, LLC

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON OCTOBER 5, 2007, UNLESS THE OFFER IS EXTENDED. SECURITIES TENDERED PURSUANT TO THE OFFER MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE, BUT NOT DURING ANY SUBSEQUENT OFFERING PERIOD.

The Depositary for the offer is:

Computershare Trust Company, N.A.

By Mail:	By Facsimile (for Guarantees of Delivery):	By Hand or Overnight Courier:

Computershare Trust Company, N.A. Attn: Corporate Actions P.O. Box 1596 Denver, CO 80201-1596	For Eligible Institutions Only: (303) 262-0609 For Confirmation Only Telephone: (303) 262-0600	Computershare Trust Company, N.A. Attn: Corporate Actions 350 Indiana Street, Suite 800 Golden, CO 80401

DELIVERY OF THIS AMENDED LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS AMENDED LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS AMENDED LETTER OF TRANSMITTAL IS COMPLETED.

DESCRIPTION OF SHARES OF COMMON STOCK HELD
Certificate(s) Enclosed (Attach Additional Signed List If Necessary)
Name(s) and Address(es) of Registered Holder(s) Please Fill in Exactly as Name(s) Appear on Certificate(s)	Share Certificate Number(s)*	Total Number of Shares Evidenced by Certificate(s)*	Number of Shares Tendered**

TOTAL SHARES:

*  Need not be completed by stockholders delivering Shares by book-entry transfer.

**  Unless otherwise indicated, it will be assumed that all Shares evidenced by each Share Certificate (as defined below) delivered to Computershare Trust Company, N.A. (the “Depositary”) are being tendered hereby. See Instruction 4.

If you did not previously tender your shares of common stock, par value $0.001 per share, of Accredited Home Lenders Holding Co. (the “Shares”) by completing and returning the original letter of transmittal (as defined in the Supplement to the Offer to Purchase (as defined below)), or if you previously tendered your Shares and now wish to tender additional Shares in light of the New Offer Price (as defined in the Supplement to the Offer to Purchase), you may tender by completing and returning this amended letter of transmittal. If you have already validly tendered and not withdrawn Shares and do not wish to change any aspect of your tender, you do not need to re-submit the original letter of transmittal or submit this amended letter of transmittal. This amended letter of transmittal is to be used if certificates are to be forwarded herewith or, unless an Agent’s Message (as defined in the original offer to purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the Depositary’s account at The Depositary Trust Company (the “Book-Entry Transfer Facility”) pursuant to the procedures set forth under in the Offer to Purchase under the caption “Procedure for Tendering Shares.”

IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR DESTROYED, SEE INSTRUCTION 9 OF THIS AMENDED LETTER OF TRANSMITTAL.

Your attention is directed to the following:

1. If you have (i) not previously tendered Shares and you do not wish to tender any Shares or (ii) previously tendered Shares by completing and returning the original letter of transmittal and you do not wish to change any aspect of your tender, do not take any action.

2. If you previously tendered Shares by completing and returning the original letter of transmittal but wish to tender additional Shares in light of the New Offer Price, you must complete and return this amended letter of transmittal with respect to the additional Shares you wish to tender.

3. If you have previously tendered Shares by completing and returning the original letter of transmittal but wish to withdraw any number of Shares already tendered in light of the New Offer Price, you do not need to re-submit the original letter of transmittal or submit this amended letter of transmittal, but you need to follow the instructions in Section 4 of the Offer to Purchase and deliver a written notice of withdrawal to the Depositary.

Holders of outstanding Shares whose certificates for such Shares (the “Share Certificates”) are not immediately available or who cannot deliver their Share Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedure set forth in the Offer to Purchase under the caption “Procedure for Tendering Shares—Guaranteed Delivery.” See Instruction 2. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

LOST CERTIFICATES

☐	I HAVE LOST MY CERTIFICATE(S) THAT REPRESENTED SHARES AND REQUIRE ASSISTANCE IN OBTAINING REPLACEMENT CERTIFICATE(S). I UNDERSTAND THAT I MUST CONTACT THE DEPOSITARY AND/OR ACCREDITED HOME LENDERS HOLDING CO. TO OBTAIN INSTRUCTIONS FOR REPLACING LOST CERTIFICATES. SEE INSTRUCTION 9.

TENDER OF SHARES

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY’S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution

Account Number

Transaction Code Number

☐	CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO AN AMENDED NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Names of Registered Owner (s)

Window Ticket Number (if any)

Date of Execution of Amended Notice of Guaranteed Delivery

Name of Institution which Guaranteed Delivery

If delivery is by book-entry transfer:

Account Number

Transaction Code Number

NOTE: SIGNATURES MUST BE PROVIDED BELOW.

PLEASE READ ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

The undersigned hereby tenders to LSF5 Accredited Merger Co., Inc., a Delaware corporation (“Purchaser”), the above-described Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated June 19, 2007, as amended and supplemented by the Supplement to the Offer to Purchase, dated September 21, 2007 (as so amended and supplemented the “Offer to Purchase”), receipt of which is hereby acknowledged, and in this amended letter of transmittal (which together, as each may be amended, supplemented or otherwise modified from time to time, constitute the “Offer”) for $11.75 in cash per Share, without interest. The undersigned understands that Purchaser reserves the right to transfer or assign, in whole or from time to time in part, to one or more of its affiliates the right to purchase Shares tendered pursuant to the Offer, but any such transfer or assignment will not relieve Purchaser of its obligations under the Offer or prejudice the undersigned’s right to receive cash for Shares validly tendered and accepted for exchange.

Upon the terms and subject to the conditions of the Offer and effective upon acceptance of the Shares tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all of the Shares that are being tendered hereby (and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect thereof on or after the date hereof (collectively, a “Distribution”)) and appoints the Depositary, the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution), with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (i) deliver certificates for such Shares (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together, in any such case, with all accompanying evidences of transfer and authenticity, to or upon the order of Purchaser, (ii) present such Shares (and any Distribution) for transfer on the books of Accredited Home Lenders Holding Co., and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms of the Offer.

The undersigned hereby irrevocably appoints Purchaser and designees of Purchaser as the attorneys and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney and proxy or his substitute shall in his sole discretion deem proper, with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of any vote or other action (and any Distribution), at any meeting of stockholders of Accredited Home Lenders Holding Co. (whether annual or special and whether or not an adjourned meeting), by written consent or otherwise. This proxy is irrevocable and is granted in consideration of, and is effective upon, the acceptance for exchange of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for exchange shall revoke any other proxy or written consent granted by the undersigned at any time with respect to such Shares (and any Distribution), and no subsequent proxies will be given or written consents will be executed by the undersigned (and if given or executed, will not be deemed to be effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and that when the same are accepted for payment by Purchaser, Purchaser will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution).

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

The undersigned understands that tenders of Shares pursuant to any one of the procedures described in the Offer to Purchase under the caption “Procedure for Tendering Shares” and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for exchange any of the Shares tendered hereby.

The undersigned understands that the delivery and surrender of Shares that the undersigned has tendered are not effective, and the risk of loss of Shares does not pass to the Depositary, until the Depositary receives the amended letter of transmittal, duly completed and signed, or an Agent’s Message (as discussed in the Offer to Purchase in the section entitled “The Offer—Procedure for Tendering Shares”) in connection with a book-entry transfer of Shares, together with all accompanying evidences of authority in form satisfactory to Purchaser and any other required documents. THE UNDERSIGNED UNDERSTANDS THAT ALL QUESTIONS AS TO THE FORM AND VALIDITY OF DOCUMENTS (INCLUDING NOTICES OF WITHDRAWAL) AND THE VALIDITY, FORM, ELIGIBILITY (INCLUDING TIME OF RECEIPT) AND ACCEPTANCE FOR PAYMENT OF ANY TENDER OF SHARES WILL BE DETERMINED BY PURCHASER AND IN ITS SOLE DISCRETION AND SUCH DETERMINATION SHALL BE FINAL AND BINDING UPON ALL TENDERING ACCREDITED HOME LENDERS HOLDING CO. STOCKHOLDERS. The undersigned also understands that no tender of Shares is valid until all defects and irregularities in tenders of Shares have been cured or waived and that none of Purchaser, LSF5 Accredited Investments, LLC (“Parent”), the Depositary, Georgeson Inc. (the “Information Agent”), Piper Jaffray & Co. (the “Dealer-Manager”) or any other person is under any duty to give notification of any defects or irregularities in the tender of any Shares or will incur any liability for failure to give any such notification.

Unless otherwise indicated under “Special Payment Instructions,” please issue a check for cash, and return any Shares not tendered or not accepted for payment, in the name(s) of the undersigned (and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility). Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail a check for cash and any certificates for Shares not tendered or not accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Payment Instructions” and “Special Delivery Instructions” are completed, please issue a check for cash and return any Shares not tendered or not accepted for payment in the name(s) of, and mail said check and any certificates to, the person(s) so indicated. The undersigned recognizes that Purchaser has no obligation, pursuant to the “Special Payment Instructions,” to transfer any Shares from the name of the registered holder(s) thereof if Purchaser does not accept for payment any of the Shares so tendered.

SPECIAL PAYMENT INSTRUCTIONS

Fill in ONLY if the check is to be issued and/or payable to and mailed to a person other than the registered holder(s) of the enclosed Share Certificate(s).

Issue the check in the name of:

Name:

Address:

(Taxpayer Identification or Social Security Number)

SPECIAL MAILING INSTRUCTIONS

Fill in ONLY if the check(s) are to be mailed to someone other than the registered holder of the enclosed Share Certificate(s) or to the registered holder at an address other than that shown above.

Mail the check(s) to:

Name:

Address:

IMPORTANT—SIGN HERE

(Also Complete Substitute Form W-9 Included Below)

(Signature(s) of Owner(s))

Dated

Name (s)

(Please Print)

Capacity (full title)

Address

(Include Zip Code)

Area Code and Telephone Number

(Must be signed by registered holder(s) exactly as name(s) appear(s) on Share Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, please provide the necessary information above and see Instruction 5.)

GUARANTEE OF SIGNATURE(S)

(See Instructions 1 and 5)

FOR USE BY FINANCIAL INSTITUTIONS ONLY

FINANCIAL INSTITUTIONS: PLACE MEDALLION GUARANTEE IN SPACE BELOW.

Authorized Signature

Name

Title

(Please Print)

Name of Firm

Address

(Include Zip Code)

Area Code and Telephone Number

Dated

Instructions

Forming Part of the Terms and Conditions of the Offer

1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this amended letter of transmittal must be guaranteed by a financial institution (including most banks, savings and loan associations and brokerage houses) that is a member of a recognized Medallion Program approved by The Securities Transfer Association, Inc. or any other “eligible guarantor institution” (as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended) (each, an “Eligible Institution”). Signatures on this amended letter of transmittal need not be guaranteed (i) if this amended letter of transmittal is signed by the registered holder(s) of the Shares (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) tendered herewith and such holder(s) have not completed the instruction entitled “Special Payment Instructions” on this amended letter of transmittal or (ii) if such Shares are tendered for the account of an Eligible Institution. See Instruction 5.

2. Delivery of amended letter of transmittal and Shares. This amended letter of transmittal is to be used if Share Certificates are to be forwarded herewith or, unless an Agent’s Message is utilized, if deliveries are to be made by book-entry transfer pursuant to the procedures set forth in the Offer to Purchase under the caption “Procedure for Tendering Shares.” Share Certificates for all physically delivered Shares, or a confirmation of a book-entry transfer into the Depositary’s account at the Book-Entry Transfer Facility of all Shares delivered electronically, as well as a properly completed and duly executed amended letter of transmittal (or a manually signed facsimile thereof) and any other documents required by this amended letter of transmittal, or an Agent’s Message in the case of a book-entry transfer, must be received by the Depositary at one of its addresses set forth on the front page of this amended letter of transmittal by the Expiration Date (as defined in the Offer to Purchase). Stockholders whose Share Certificates are not immediately available, who cannot deliver their Share Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer on a timely basis, may tender their Shares pursuant to the guaranteed delivery procedure described the Offer to Purchase under the caption “Procedure for Tendering Shares—Guaranteed Delivery.” Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution; (b) a properly completed and duly executed amended notice of guaranteed delivery, substantially in the form provided by Purchaser, must be received by the Depositary prior to the Expiration Date; and (c) the Share Certificates (or a book-entry confirmation), in proper form for transfer, together with a properly completed and duly executed amended letter of transmittal (or a manually signed facsimile thereof), together with any required signature guarantees (or, in the case of a book-entry transfer, an agent’s message in lieu of a amended letter of transmittal), and any other documents required by the amended letter of transmittal are received by the Depositary within three trading days after the date of execution of the amended notice of guaranteed delivery, as provided in the Offer to Purchase under the caption “The Offer—Procedure for Tendering Shares—Guaranteed Delivery.” A “trading day” is any day on which quotations are available for shares listed through Nasdaq.

THE METHOD OF DELIVERY OF SHARES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY BY BOOK-ENTRY TRANSFER, IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

NO ALTERNATIVE, CONDITIONAL OR CONTINGENT TENDERS WILL BE ACCEPTED, AND NO FRACTIONAL SHARES WILL BE PURCHASED. BY EXECUTING THIS AMENDED

LETTER OF TRANSMITTAL, THE TENDERING STOCKHOLDER WAIVES ANY RIGHT TO RECEIVE ANY NOTICE OF THE ACCEPTANCE FOR PAYMENT OF THE SHARES.

3. Inadequate Space. If the space provided herein is inadequate, the Share Certificate numbers, the number of Shares evidenced by such Share Certificates and the number of Shares tendered should be listed on a separate signed schedule and attached hereto.

4. Partial Tenders (not applicable to stockholders who tender by book-entry transfer). If fewer than all the Shares represented by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled “Number of Shares Tendered.” In such case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this amended letter of transmittal, unless otherwise provided in the appropriate box on this amended letter of transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

5. Signatures on amended letter of transmittal; Stock Powers and Endorsements. If this amended letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares tendered hereby are held of record by two or more persons, all such persons must sign this amended letter of transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate amended letters of transmittal as there are different registrations of certificates.

If this amended letter of transmittal is signed by the registered holder(s) of the Shares tendered hereby, no endorsements of certificates or separate stock powers are required unless payment of the purchase price is to be made, or Shares not tendered or not accepted for payment are to be returned, in the name of any person other than the registered holder(s). Signatures on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this amended letter of transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for such Shares. Signature(s) on any such certificates or stock powers must be guaranteed by an Eligible Institution.

If this amended letter of transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to Purchaser of the authority of such person so to act must be submitted. Proper evidence of authority includes a power of attorney, a letter of testamentary or a letter of appointment.

6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the sale and transfer of any Shares to it or upon its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not accepted for payment are to be returned in the name of, any person other than the registered holder(s), or if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, then the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted herewith.

7. Special Payment and Delivery Instructions. If a check for cash or any Shares not tendered or not accepted for payment are to be returned, in the name of a person other than the person(s) signing this amended letter of transmittal or if the check or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this amended letter of transmittal or to the person(s) signing this amended letter of transmittal at an address other than that shown above, the appropriate boxes on this amended letter of transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under “Special Payment Instructions.” If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above.

8. Substitute Form W-9. Under U.S. federal income tax law, the Depositary may be required to withhold a portion of the amount of any payments made to certain stockholders pursuant to the Offer. To avoid such backup withholding, each tendering stockholder must provide the Depositary with such stockholder’s correct taxpayer identification number and certify that such stockholder is not subject to such backup withholding by completing the Substitute Form W-9. In general, if a stockholder is an individual, the taxpayer identification number is the Social Security number of such individual. If the Depositary is not provided with the correct taxpayer identification number, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Shares are held in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.

Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt stockholders should indicate their exempt status on Substitute Form W-9. To satisfy the Depositary that a foreign person qualifies as an exempt recipient, such stockholder must submit a properly completed IRS Form W-8BEN, signed under penalty of perjury, attesting to that person’s exempt status. Such Forms can be obtained from the Depositary.

Failure to complete the Substitute Form W-9 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made pursuant to the Offer. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained, provided that the required information is furnished to the Internal Revenue Service. NOTE: FAILURE TO COMPLETE AND RETURN THE SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED “GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9” FOR ADDITIONAL DETAILS.

9. Mutilated, Lost, Stolen or Destroyed Certificates. If any Share Certificate has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder then will be instructed as to the steps that must be taken in order to replace the Share Certificate. This amended letter of transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Share Certificates have been followed.

10. Waiver of Conditions. The conditions of the Offer, other than the Minimum Tender Condition (as defined in the Offer to Purchase), may be waived, in whole or in part, by Purchaser, in its sole discretion, at any time and from time to time, in the case of any Shares tendered.

11. Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent or the Dealer-Manager at their respective addresses and telephone numbers set forth below. Additional copies of the Offer to Purchase, the amended letter of transmittal and the amended notice of guaranteed delivery may be obtained from the Information Agent at its address and telephone number set forth below. Holders of Shares may also contact their bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

12. Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Shares will be determined by Purchaser in its sole discretion, which determination will be final and binding. Purchaser reserves the absolute right to reject any and all tenders it determines not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of Purchaser’s counsel, be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the tender of any Shares of any particular stockholder whether or not similar defects or irregularities are waived in the case of other stockholders. No tender of Shares will be deemed to have been validly made until all defects and irregularities relating thereto have been cured or waived. None of Parent, Purchaser, the Depositary, the Information Agent, the Dealer-Manager, or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. Purchaser’s interpretation of the terms and conditions of the offer will be final and binding.

IMPORTANT: THIS AMENDED LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT’S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

Payer’s Name: Computershare Trust Company, Inc., as Depositary
SUBSTITUTE Form W-9 Please fill in your name and address below.

Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

Check appropriate box:

☐ Individual/sole proprietor     ☐ Corporation

☐ Partnership     ☐ Other

☐ Exempt from backup withholding

Social Security Number OR Employer Identification Number
Name Address (number and street) City, State and Zip Code Payer’s Request for Taxpayer Identification Number

Part 2—Certification—Under Penalties of Perjury, I certify that:

(1) The number shown on the form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and

(2) I am not subject to backup withholding because (a) I am exempt from back-up withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

Part 3— Awaiting TIN ☐

Certificate Instructions—You must cross out Item (2) in Part 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED

THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to you within 60 days, you are required to withhold the applicable withholding rate of all reportable payments thereafter made to me until I provide a number.

Signature	Date

Any questions or requests for assistance may be directed to the Information Agent or the Dealer-Manager at their respective addresses or telephone numbers set forth below. Additional copies of the Offer to Purchase, the amended letter of transmittal and the amended notice of guaranteed delivery may be obtained from the Information Agent at its address and telephone numbers set forth below. Holders of Shares may also contact their bank, broker, dealer, trust company or other nominee for assistance concerning the Offer.

The Information Agent for the Offer is:

GEORGESON INC.

17 State Street

10th Floor

New York, NY 10004

Banks and Brokers Call:

(212) 440-9800

All Others Please Call Toll-free:

(888) 605-7543

The Dealer-Manager for the Offer is:

PIPER JAFFRAY & CO.

800 Nicollet Mall

Suite 800

Minneapolis, MN 55402

Please Call Toll-free:

(877) 371-5212